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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 1, 1998


                                 ULTRAFEM, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-27576                  33-0435037
----------------------------    ------------------------        -------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


           130 West 42nd Street, Suite 1103, New York, New York 10036
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 921-2070


                                 NOT APPLICABLE
            -------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         As previously disclosed in a press release issued by Ultrafem, Inc. (the "Company") on April 1, 1998 (which press release was filed under cover of a Current Report on Form 8-K on April 1, 1998), the Company filed a Voluntary Petition under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court (the "Chapter 11 Bankruptcy Petition") on April 1, 1998. The Chapter 11 Bankruptcy Petition is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              99.5 Chapter 11 Bankruptcy Petition dated April 1, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ULTRAFEM, INC.
                                       (Registrant)


Dated:  May 27, 1998                   By: /s/ Dori M. Reap
                                          ---------------------------------
                                           Dori M. Reap
                                           Office of the Chief Executive,
                                           Senior Vice President, Finance and
                                           Administration, Secretary and Chief
                                           Financial Officer



                                       By: /s/ Tonya G. Hinch
                                           --------------------------------
                                           Tonya G. Hinch
                                           Office of the Chief Executive,
                                           Senior Vice President, Marketing
                                           and Sales


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                               INDEX TO EXHIBITS


Exhibit No.                                                          Page No.
-----------                                                          --------

  99.5       Chapter 11 Bankruptcy Petition                              5
             dated April 1, 1998



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